UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833	92-0261853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC
Warrants to purchase 1.034999 shares of Class A common stock, at an exercise price of $11.50 per share	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), the Company was served with a complaint (the “Guggenheim Complaint”) on March 27, 2024 in which Guggenheim Securities, LLC (“Guggenheim”) alleges breach of a contract with Guggenheim. Guggenheim alleges that the Company owes certain fees and expenses of $11,056,512.70 for services allegedly performed by Guggenheim in connection with the Company’s business combination transaction with FAST Acquisition Corp. II which was consummated on October 6, 2023 (the “Business Combination”). The disclosure herein supplements and supersedes the disclosure relating to the Guggenheim Complaint in the Annual Report.

As part of the Company’s accounting approach to transaction expenses related to the Business Combination, prior to the Company’s receipt of the Guggenheim Complaint, the Company accrued $11.1 million as of December 31, 2023 with respect to a contract with Guggenheim. The Company intends to vigorously defend itself against the claims alleged in the Guggenheim Complaint and contest the amounts Guggenheim asserts are owed.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Form 8-K, words such as “intends” and similar expressions identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including risks related to the Guggenheim Complaint described herein, as well as the risks disclosed under the caption “Risk Factors” in the Annual Report and the Company’s other filings with the SEC. The forward-looking statements herein speak only as of the date of this Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary

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